UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

Radius Global Infrastructure, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed acquisition of Radius Global Infrastructure, Inc. by affiliates of EQT and Public Sector Investment Board. The following is a communication distributed to employees in connection with the proposed transaction.

Dear Colleagues,

I have some important and exciting news to share with you all. Earlier today, we announced that Radius has entered into an agreement to be acquired by EQT, a purpose-driven global investment organization, and PSP Investments, one of Canada’s largest pension investment managers. The press release we have issued is available here (https://www.radiusglobal.com/news-releases/news-release-details/radius-global-infrastructure-be-acquired-eqt-active-core).

I believe that this transaction benefits all of our stakeholders, including employees and shareholders, and will enable us to be a stronger partner to our customers. As a private company with the strong support of EQT and PSP, we will have the operational and financial flexibility to execute on our long-term runway of opportunities, accelerate our pace of origination activity and further both geographic expansion and investments in alternative digital asset categories.

Both EQT and PSP have strong track records supporting and growing communications infrastructure companies such as ours. Importantly, EQT and PSP have repeatedly communicated to us that this transaction is about continuing growth and long-term value creation, and they place significant value on our team and the exceptional business we have all built together. They both share our vision for the future, and we are optimistic that EQT’s and PSP’s scale, experience and relationships will generate additional opportunities for our team.

I want to emphasize that we expect the transaction to have little to no impact on your daily work and responsibilities. We will continue operating under our Radius and APW brands and the current management team, including myself, will continue to lead the company. We also do not anticipate any significant changes to our staffing structure or your benefits because of this transaction. Simply put, our day-to-day business and activities will continue as usual.

Today’s announcement is just the first step in the process. The transaction is subject to the receipt of shareholder and regulatory approval and other customary closing conditions, and we expect it will close toward the end of this year.

In the near future, we plan to schedule a Town Hall meeting to address any questions you may have about this news.

I personally want to thank you for your hard work and dedication to Radius – we could not have built the incredible platform we have today without you, and your contributions will be crucial as we move into this next exciting chapter, together. I look forward to sharing my excitement with you at our Town Hall meeting shortly.

Sincerely,

Bill Berkman

Co-Chairman and Chief Executive Officer

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed transaction, Radius Global Infrastructure, Inc. (the “Company” or “we”) will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. The proxy statement and other documents (when available) can also be obtained free of charge from the Company by directing a request to the Company’s Investor Relations at investorrelations@radiusglobal.com or by calling 1-484-278-2667.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2022 annual meeting of stockholders on Schedule 14A filed with the SEC on April 8, 2022, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this communication, including the attachments, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”), that are subject to risks and uncertainties. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, capital expenditures, results of operations, plans and objectives, macroeconomic conditions and our proposed transaction with EQT and Public Sector Pension Investment Board (“PSP”). In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “expect,” “anticipate,” “estimate,” “outlook,” “plan,” “continue,” “intend,” “should,” “may”, “will,” or similar expressions, their negative or other variations or comparable terminology.

Forward-looking statements are subject to significant risks and uncertainties and are based on beliefs, assumptions and expectations based upon our historical performance and on our current plans, estimates and expectations in light of information available to us. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Actual results may differ materially from those set forth in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Certain important factors that we think could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements are summarized below. Other factors besides those summarized could also adversely affect us. We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for management to predict all such risks and uncertainties or how they may affect us. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Important other factors that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements include, but are not limited to: our proposed transaction with EQT and PSP may not be completed in a timely manner or at all, including the risk that any required antitrust and foreign investment approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect us or the expected benefits of the proposed transaction or that the approval of our stockholders is not obtained; the failure to realize the anticipated benefits of the proposed transaction; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required antitrust and foreign investment approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals) and to satisfy conditions related to there being no event of default under certain of the Company’s existing debt facilities and the Company having a specified minimum cash balance and the Company or any of its subsidiaries having an additional specified amount of additional cash, in each case at closing; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances that would require us to pay a termination fee or other expenses; the effect of the announcement or pendency of the proposed transaction on our ability to retain and hire key personnel, our ability to maintain the relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from our ongoing business operations; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the extent that wireless carriers (mobile network operators, or “MNOs”) or tower companies consolidate their operations, exit the wireless communications business or share site infrastructure to a significant degree; the extent that new technologies reduce demand for wireless infrastructure; competition for assets; whether the tenant leases for the wireless communication tower, antennae or other digital communications infrastructure located on our real property interests are renewed with similar rates or at all; the extent of unexpected lease cancellations, given that most of the tenant leases associated with our assets may be terminated upon limited notice by the MNO or tower company and unexpected lease cancellations could materially impact cash flow from operations; economic, political, cultural, and regulatory risks and other risks to our operations outside the U.S., including risks associated with fluctuations in foreign currency exchange rates and local inflation rates; the effect of the Electronic Communications Code in the United Kingdom, which may limit the amount of lease income we generate in the United Kingdom; the extent that we continue to grow at an accelerated rate, which may prevent us from achieving profitability or positive cash flow at a company level (as determined in accordance with GAAP) for the foreseeable future, particularly given our history of net losses and negative net cash flow; the fact that we have incurred a significant amount of debt and may in the future incur additional indebtedness; the extent that the terms of our debt agreements limit our flexibility in operating our business; and the other factors, risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in our subsequent filings under the Exchange Act.